Filed pursuant to Rule 497(a)

Registration File No. 333-289446

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Ives Ultra AI Opportunities Inc. (NYSE: IVAI) Announces Pricing of $200 Million Initial Public Offering

SAN FRANCISCO, Sept. 30, 2026 /PR Newswire/ – Ives Ultra AI Opportunities Inc. (“IVAI”) today announced the pricing of its initial public offering of 20,000,000 shares of common stock at $10.00 per share. IVAI is the first publicly listed closed-end investment fund dedicated to providing public market investors with access to private AI companies. IVAI has up to 12 months to propose its initial private AI investments and provide investors with the opportunity to tender their shares under its Tender Offer Policy.

Dan Ives serves as Chairman of the Board of Managers of Ives Ultra Capital Management LLC, IVAI’s investment adviser (“the Adviser”). Jeff Leathers is CEO of the Adviser and sits on its Board of Managers. Ed Leathers, CFA, is portfolio manager of IVAI and sits on the Board of Managers of the Adviser; Mr. Ives is not IVAI’s portfolio manager and does not serve on the Investment Committee. Mr. Ives is Partner and Senior Managing Director, Analyst at Yorkville Ives & Co.

IVAI’s shares of common stock are expected to begin trading on the New York Stock Exchange (“NYSE”) on September 30, 2026 under the symbol “IVAI.” IVAI also granted the underwriter an option to purchase up to 3,000,000 shares of its common stock to cover overallotments, if any. The offering is expected to close on October 1, 2026, subject to customary closing conditions.

Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, acted as the sole bookrunner for the offering.

A registration statement on Form N-2, as amended, relating to these securities was filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on September 29, 2026. The offering is being made only by means of a prospectus. Copies of the preliminary prospectus and the final prospectus relating to the offering, when available, may be obtained from Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, 3 Columbus Circle, 24th Floor, New York, NY 10019, or through the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Investors should carefully consider IVAI’s investment objectives, risks, charges and expenses before investing. The preliminary prospectus, dated September 28, 2026, contains this and other important information about IVAI and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor will there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.

About IVAI

IVAI is the first publicly listed closed-end investment fund dedicated to providing public market investors with access to private AI companies. The fund seeks to provide exposure to leading private AI companies demonstrating strong growth, market leadership and attractive competitive positioning, with a primary focus on late-stage businesses in AI infrastructure and applied AI. IVAI is advised by Ives Ultra Capital Management LLC, an SEC-registered investment adviser, where Dan Ives serves as Chairman of the Board of Managers.

Forward Looking Statements

This communication contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the completion of IVAI’s initial public offering, the expected commencement of trading of IVAI’s common stock on the NYSE, the expected closing of the offering, the anticipated use of the net proceeds, and IVAI’s investment strategy. Statements other than statements of historical fact included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results or events may differ materially from those expressed or implied by these statements, including those described in the prospectus and IVAI’s other filings with the SEC. IVAI undertakes no obligation to update these forward looking statements to reflect changes since the date of this press release, except as required by law.